EXHIBIT A

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the Schedule 13D filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of Shares of Common Stock, $0.01 par value (the “Common Stock”), of Univar Inc., a Delaware corporation, is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below that is named as a reporting person in such filing in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  July 1, 2015

UNIVAR N.V.

By:	/s/ Henk Schop
	Name:	Henk Schop
	Title:	Director

ULYSSES LUXEMBOURG S.A R.L.

By:	/s/ Emanuela Brero
	Name:	Emanuela Brero
	Title:	Director

ULYSSES FINANCE S.A R.L.

By:	/s/ Emanuela Brero
	Name:	Emanuela Brero
	Title:	Director

ULYSSES PARTICIPATION S.A R.L.

By:	/s/ Emanuela Brero
	Name:	Emanuela Brero
	Title:	Director

CVC EUROPEAN EQUITY IV (AB) LIMITED

By:	/s/ Carl John Hansen
	Name:	Carl John Hansen
	Title:	Director

CVC EUROPEAN EQUITY IV (CDE) LIMITED

By:	/s/ Carl John Hansen
	Name:	Carl John Hansen
	Title:	Director

CVC EUROPEAN EQUITY TANDEM GP LIMITED

By:	/s/ Carl John Hansen
	Name:	Carl John Hansen
	Title:	Director

CVC EUROPEAN EQUITY PARTNERS IV (A) L.P.

By:	CVC European Equity IV (AB) Limited, its general partner

By:	/s/ Carl John Hansen
	Name:	Carl John Hansen
	Title:	Director

CVC EUROPEAN EQUITY PARTNERS IV (B) L.P.

By:	CVC European Equity IV (AB) Limited, its general partner

By:	/s/ Carl John Hansen
	Name:	Carl John Hansen
	Title:	Director

CVC EUROPEAN EQUITY PARTNERS IV (C) L.P.

By:	CVC European Equity IV (CDE) Limited, its general partner

By:	/s/ Carl John Hansen
	Name:	Carl John Hansen
	Title:	Director

CVC EUROPEAN EQUITY PARTNERS IV (D) L.P.

By:	CVC European Equity IV (CDE) Limited, its general partner

By:	/s/ Carl John Hansen
	Name:	Carl John Hansen
	Title:	Director

CVC EUROPEAN EQUITY PARTNERS IV (E) L.P.

By:	CVC European Equity IV (CDE) Limited, its general partner

By:	/s/ Carl John Hansen
	Name:	Carl John Hansen
	Title:	Director

CVC EUROPEAN EQUITY PARTNERS TANDEM FUND (A) L.P.

By:	CVC European Equity Tandem GP Limited, its general partner

By:	/s/ Carl John Hansen
	Name:	Carl John Hansen
	Title:	Director

CVC EUROPEAN EQUITY PARTNERS TANDEM FUND (B) L.P.

By:	CVC European Equity Tandem GP Limited, its general partner

By:	/s/ Carl John Hansen
	Name:	Carl John Hansen
	Title:	Director

CVC EUROPEAN EQUITY PARTNERS TANDEM FUND (C) L.P.

By:	CVC European Equity Tandem GP Limited, its general partner

By:	/s/ Carl John Hansen
	Name:	Carl John Hansen
	Title:	Director